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                            MERIDIAN BIOSCIENCE, INC.

                                   EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Meridian Bioscience, Inc. (the "Company") on Form 10-K for the period ended September 30, 2003 (the "Report"), the undersigned officers of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Motto
----------------------
William J. Motto
Chairman of the Board and
Chief Executive Officer
December 22, 2003

/s/ Melissa Lueke
-----------------
Melissa Lueke
Vice President and
Chief Financial Officer
December 22, 2003